UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(e)
     On February 26, 2007, MakeMusic, Inc. entered into an Employment Agreement with Ronald B. Raup (the “Agreement”). As previously reported, Mr. Raup was elected to serve as President and Chief Operating Officer of the Company on October 19, 2006. The Agreement provides that the Company will continue to employ Mr. Raup in those positions for an initial annual base salary of $185,000. Mr. Raup is also eligible to receive benefits that the Company makes available to executives, such as discretionary bonuses, qualified pension or retirement plans, health insurance, disability plans and deferred compensation arrangements.
     The Agreement’s initial term ends on February 19, 2008, but is subject to automatic renewal for a consecutive one-year term. At any time during the initial term or subsequent renewal, the Agreement may be terminated by mutual agreement of the parties. The Company also has the option to terminate the Agreement for cause if Mr. Raup fails to perform his material duties, fails to comply with material policies of the Company, fails to comply with the material provisions of the Agreement, causes material harm to the reputation or business of the Company, or is convicted of any felony. If the Company would terminate Mr. Raup without cause, he would be entitled under the Agreement to receive monthly cash payments equal to his current base salary for one year. The Agreement will automatically terminate when Mr. Raup reaches the normal retirement age established by the Company.
     The Agreement contains customary terms relating to confidentiality, non-competition and indemnification.
     The foregoing is intended to be a summary of the terms of the Agreement and is qualified in its entirety by reference to the Agreement, attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

10.1	Employment Agreement effective as of February 26, 2007 with Ronald B. Raup

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 1, 2007

MAKEMUSIC, INC.
By /s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 26, 2007	000-26192

MakeMusic, Inc.

EXHIBIT NO.	ITEM
10.1	Employment Agreement effective as of February 26, 2007 with Ronald B. Raup

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